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                                                                   Exhibit 10.10



                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE NORTHERN DISTRICT OF GEORGIA
                                ATLANTA DIVISION

CHEMFREE CORPORATION,               )
                                    )
    Plaintiff,                      )     Civil Action
                                    )
    v.                              ) No. l 00-CV-l530-JOF
                                    )
JAMES C. McCLURE,                   )
                                    )
    Defendant                       )

                                  CONSENT ORDER

         WHEREAS the jury trial of the within case was scheduled to start Monday July 12, 2004, and when the parties reported for the trial and before the selection of the jury, the Court held a pretrial conference with the parties and their counsel;

         WHEREAS during the pretrial conference, the parties reached a settlement set forth below and entered as the Court's Order;

         WHEREAS the parties were hindered from preparing a consent order until after August 18 because of the unavailability of a transcript of the pretrial conference;

         WHEREAS the parties have been negotiating in good faith an Assignment of Mr. McClure's interest in certain patents and patent applications in accordance with Mr. McClure's obligation under the Employee Confidentiality Agreement; and

         WHEREAS Mr. McClure executed an Assignment on September 2, 2004, which Assignment has been acknowledged and accepted by Chemfree Corporation ("Chemfree");

         On consent of the parties, and for good cause shown, it is therefore hereby ORDERED that:

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         Plaintiff releases all claims that Plaintiff asserted against Defendant in the within case or that Plaintiff could have asserted against Defendant in the within case,

         Defendant releases all claims that Defendant asserted against Plaintiff in the within case or that Defendant could have asserted against Plaintiff in the within case.

         Plaintiff will pay $500,000 to Defendant pursuant to the schedule set forth below. Plaintiff will make the following payments on or before the following dates to Defendant: $50,000 on September 3, 2004; $25,000 on October 2, 2004, and $25,000 on November 2, 2004. Plaintiff, starting August 2, 2005, will pay Defendant $8,333.34 per month for 48 consecutive months.

         If Defendant dies before Plaintiff makes all of the required payments, Plaintiff will make the remaining payments to Defendant's Estate.

         Plaintiff's payments required by this Consent Order are to be made by checks made payable to James C. McClure and Gary Bunch, P.C. or to the Estate of James C. McClure and Gary Bunch, P.C.

         Chemfree, by September 7, 2004, will dismiss with prejudice all claims that it has asserted in the case pending in the Superior Court of Gwinnett County, Georgia, styled JAMES C. MCCLURE, Plaintiff, v. ZYMO INTERNATIONAL, INC., a Delaware Corporation, G. ROBERT WHITEMAN and CHEMFREE CORPORATION, Defendants, and ZYMO INTERNATIONAL, INC., a Delaware Corporation, and CHEMFREE CORPORATION, a Georgia Corporation, Plaintiffs in Counterclaim v. ENVIRO-TECH ENVIRONMENTAL SERVICES, INC., Defendant in Counterclaim, Civil Action File Number 99-A1969-5 ("Gwinnett County Case"). Chemfree releases all claims that Chemfree

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asserted in the Gwinnett County Case or that it could have asserted in the
Gwinnett County Case.

         Mr. McClure, by September 7, 2004, will dismiss with prejudice all claims that he asserted against Chemfree in the case, pending in the Superior Court of Gwinnett County styled JAMES C. MCCLURE, Plaintiff, v. ZYMO INTERNATIONAL, INC., a Delaware Corporation, G. ROBERT WHITEMAN and CHEMFREE CORPORATION, Defendants, and ZYMO INTERNATIONAL, INC., a Delaware Corporation, and CHEMFREE CORPORATION, Plaintiffs in Counterclaim v. ENVIRO-TECH ENVIRONMENTAL SERVICES, INC., Defendant in Counterclaim Civil Action File Number 99A-1969-5 ("Gwinnett County Case"). Mr. McClure releases all claims that he asserted against Chemfree in the Gwinnett County Case or that he could have asserted against Chemfree in the Gwinnett County Case. Mr. McClure, by dismissing and releasing claims against Chemfree in the Gwinnett County Case, does not dismiss or release his claims against the other parties in the Gwinnett County Case.

         The parties will bear their respective costs of litigation, including attorney's fees, in the within case and the Gwinnett County Case.

         The parties agree to this Consent Order as evidenced by signatures of counsel affixed hereto.

         SO ORDERED, this 10th day of September, 2004.


                                                    /s/ J. Owen Forrester
                                                    ----------------------------
                                                    J. Owen Forrester
                                                    Senior District Court Judge


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CONSENTED:

/s/ Larry A. Roberts
-------------------------------------------
Larry A. Roberts
KILPATRICK STOCKTON LLP
1100 Peachtree Street
Suite 2800
Atlanta, GA 30309
(404) 745-2409
Fax: (404)
COUNSEL FOR PLAINTIFF CHEMFREE CORPORATION

/s/ Gary Bunch
-------------------------------------------
Gary Bunch
GARY BUNCH PC
1718 Peachtree Street, N.W.
Suite 1085
Atlanta, Georgia 30309
(404) 815-0820
Fax:(404) 815-0790
COUNSEL FOR DEFENDANT JAMES C. McCLURE

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